STATEMENT OF ADDITIONAL INFORMATION

May 7, 2026, as revised June 11, 2026

LOOMIS SAYLES CREDIT INCOME OPPORTUNTIES FUND

Institutional Class

Class A

Loomis Sayles Credit Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund. Pursuant to exemptive relief from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of its shares of beneficial interest (“Shares”), the Fund offers Institutional Class Shares and Class A Shares on a continuous basis.

This Statement of Additional Information (the “Statement”) contains information which may be useful to investors but which is not included in the Prospectus of the Fund. This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Fund’s Prospectus dated May 7, 2026, as may be revised and supplemented from time to time (collectively, the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by calling Loomis Sayles Funds at 833-581-7214 or by visiting the Fund’s website at www.loomissayles.com.

The Fund’s financial statements and accompanying notes that will appear in the Fund’s annual reports to shareholders, when available, will be incorporated by reference into this Statement. The Fund’s Prospectus and annual or semiannual reports will contain additional performance information and will be available upon request and without charge by calling Loomis Sayles Funds at 833-581-7214 or by visiting the Fund’s website at www.loomissayles.com or the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.

XCR33

INVESTMENT OBJECTIVE AND POLICIES

As discussed in the Prospectus, the Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund offers Institutional Class Shares and Class A shares and, pursuant to an exemptive order from the SEC permitting the Fund to offer multiple classes of shares. The Fund may offer additional share classes in the future. The Fund is organized as a Delaware statutory trust under the laws of the State of Delaware by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated October 26, 2018, as amended July 23, 2025, and as further amended on October 30, 2025 in connection with the redomicile and conversion of the Fund from a Massachusetts business trust to a Delaware statutory trust.

The Prospectus discusses the Fund’s investment objective and the principal investment strategies it uses to achieve its objective and the principal investment risks associated with those strategies. Additional information about the risks related to the Fund are described below.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, the Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. The Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Cybersecurity, Operational and Technology Risk

The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly sensitive information relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers, including those relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Cybersecurity and other operational and technology issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s net asset value (“NAV”) or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the Adviser, any subadvisers, administrator, distributor, transfer agent, and custodian), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity and other operational and technology risks, resulting in losses to the Fund or its shareholders. Furthermore, as a result of breaches in cybersecurity or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Fund has developed processes, risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity and other operational and technology issues. However, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cybersecurity defenses and operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business and there are inherent limitations in systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls. Additionally, such third party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. The Adviser, the Fund and the issuers in which they invest, service providers, and other market participants may use and/or expand use of artificial intelligence in connection with business, operating and investment activities. Actual usage of such artificial intelligence will vary. While the Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies. Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is 21 impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Adviser, the Fund or the issuers in which it invests, service providers, or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of the Adviser, the Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.

Depositary Receipts

The Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in foreign equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available, and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company. European Depositary Receipts and Global Depositary Receipts are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of securities issued by either foreign banks or trust companies; they may evidence ownership of securities issued by a U.S. or foreign company. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. See the section “Foreign Currency Transactions” in the Prospectus for more information.

Because the Fund may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region. See the section “Foreign Securities” in the Prospectus for more information.

Derivative Instruments

The Fund may, but is not required to, use derivative instruments for risk management purposes or to seek to enhance investment returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions” in the Prospectus. The Adviser may decide not to employ one or more of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero-strike warrants and options, swap agreements (including interest rate and credit default swaps) and debt-linked and equity-linked securities.

Derivatives involve special risks, including credit/counterparty risk, correlation risk, illiquidity, difficulties in valuation, leverage risk and to the extent the Adviser’s view as to certain market movements is incorrect the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders.

Although the Fund’s Adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Additionally, U.S. regulators, the European Union, the United Kingdom and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Fund and its counterparties and may increase the amount of margin the Fund is required to provide. They also impose regulatory requirements on the timing of transferring margin and the type of margin that can be provided. See the section “Risk of Government Regulations of Derivatives” below.

Several types of derivative instruments in which the Fund may invest are described in more detail below. However, the Fund is not limited to investments in these instruments and may decide not to employ any or all of these strategies. In addition, the discussion of derivative instruments in the Prospectus and this Statement relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described. The relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

Contracts for Differences

The Fund may enter into contracts for differences. “Contracts for differences” are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, the Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, the Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. The Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. The Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

Credit Default Swaps

The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash representing the difference between the par value of the obligation and the current market value of the obligation (which may be determined through an auction), depending upon the terms of the swap.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, and credit/counterparty risks. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur losses.

Forward Contracts

The Fund may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in the Fund’s investment portfolio. Forward contracts may also be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, governmental intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund. Forward contracts are subject to many of the same risks as options, warrants and futures contracts described in the Prospectus and this Statement. As described in the section “Foreign Currency Transactions” in the Prospectus forward currency contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and credit/counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Additionally, in its forward trading, the Fund is subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on the Commodity Futures Trading Commission (“CFTC”) regulated commodity brokers in respect of customer funds on deposit with them. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Futures Contracts

Futures transactions involve the Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.

When an investor, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) the value of which may vary (depending on applicable exchange rules and the terms of the Fund’s contractual arrangement with its broker). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Should the value of the assets in the margin account drop below the minimum amount required to be maintained, or “maintenance margin,” the Fund will be required to deposit additional assets to the account.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually cash settled or closed out before the settlement date through the purchase (or sale) of an offsetting contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase (in each case taking into account any brokerage commission and other transaction costs), the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, may be highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of the Fund being unable to control its losses. If the Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. Cash posted as margin in connection with the Fund’s futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

A Fund that invests in futures contracts may be subject to risks related to rolling. When investing in futures contracts, the Fund will generally seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to the Fund.

Index Futures Contracts

In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the value of the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Interest Rate Caps, Floors and Collars

The Fund may use interest rate caps, floors and collars for the same purposes or similar purposes for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Investment Pools of Swap Contracts

The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See the section “Foreign Securities” in the Prospectus. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Fund’s policies, subject to the Fund’s restriction on investments in illiquid securities.

Loan Based Derivatives

The Fund may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, the Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which the Fund is exposed, such investments entail additional risks, such as those discussed below, that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivatives transactions.

Options

Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

The Fund may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining the “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When the Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When the Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the exercise settlement value is less than the exercise price.

The Fund may purchase or write both exchange-traded and “over the counter” (“OTC”) options. OTC options differ from exchange-traded options in that they are bilateral, uncleared contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out before its scheduled maturity only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

For some funds, rather than transferring margin to and from a counterparty, the Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent as to securities on which the Fund has written call options. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund, which could prevent the Fund from selling securities when it might otherwise wish to do so.

An OTC option (an option not traded on an established exchange) may be closed out before its scheduled maturity only by agreement with the other party to the original option transaction. With OTC options, the Fund is not only subject to the credit/counterparty risk of the other party to the transaction, but also the risk that its counterparty will not permit the Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the OCC or other clearing organizations.

Swap Transactions

The Fund may enter into a variety of swap transactions, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. The Fund may enter into swap transactions for a variety of reasons, including to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that the Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, (i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate), in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap transactions are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. The Fund’s successful use of swap transactions will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap transactions (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. See the section “Credit/Counterparty Risk” below.

The Fund may also enter into swaptions. The Fund may engage in swaptions for hedging purposes or to manage and mitigate credit and interest rate risk. The Fund may write (sell) and purchase put and call swaptions. The use of swaptions involves risks, including, among others, (i) imperfect correlation between movements of the price of the swaptions and the price of the securities, indices or other assets serving as reference instruments for the swaption, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) the absence of a liquid market to sell a swaption, which could result in difficulty closing a position, (iii) the exacerbation of losses incurred due to changes in the market value of the securities to which they relate, and (iv) credit/counterparty risk.

“To Be Announced” Transactions

A Fund may buy securities in a “to be announced” (“TBA”) transaction. In a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade. If deemed advisable as a matter of investment strategy, the Adviser may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases, a Fund may realize a short-term capital gain or loss. Securities purchased on a TBA basis have similar risks to when-issued securities. A Fund will not accrue interest on the security between the time a Fund enters into the commitment and the time the security is delivered. When a Fund buys a security on a TBA basis, it assumes the risks of ownership of the underlying securities. For example, a Fund is subject to the risk that market rates of interest will increase before the time the security is delivered or that the security will otherwise decrease in value. Rules implemented by the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with its TBA transactions. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions to a Fund and impose added operational complexity. Future regulatory changes may limit the ability of a Fund to engage in TBA transactions to the extent desired.

A Fund may also take short positions in TBA securities. To enter a short sale of a TBA security, a Fund effectively agrees to sell a security that it does not own at a future date and price. When a Fund enters into a short sale of a TBA security that it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of a Fund’s share price. TBA transactions may give rise to a form of leverage. TBA transactions, like other forward-settling securities, involve leverage because they can provide investment exposure in an amount exceeding a Fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

The Fund may invest in low exercise price call warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, the owner of the warrant is subject to the risk that the issuer of the warrant (i.e., the counterparty) will default on its obligations under the warrant. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will generally be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid and may be classified as derivative instruments.

CFTC Regulation

The Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) pursuant to CFTC Rule 4.5 (the “exclusion”) with respect to its operation of the Fund. Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments, including futures and options on futures and certain swaps transactions (“commodity interests”). In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading adviser” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Speculative Positions Limits

The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in certain options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals, and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Swap Execution Facilities (“SEFs”)

Certain derivatives contracts are required to be executed through SEFs. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing even if done on a voluntary basis. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade. Similar “trade execution” regulations have been or are in the process of being implemented in the European Union and the United Kingdom.

Additional Risk Factors in Cleared Derivatives Transactions

Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In addition, other types of swaps are capable of being cleared on a voluntary basis. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of clearing houses can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at its clearing member. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Under some circumstances, centrally cleared derivative arrangements are less favorable to the Fund than bilateral arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing member may provide that the clearing member will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and the clearing member is developed by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Certain Additional Risks of Derivative Instruments

As described in the Prospectus, the Fund intends to use derivative instruments, including several of the instruments described above, to seek to enhance investment returns as well as for risk management purposes. Although the Adviser may seek to use these instruments to achieve the Fund’s investment goals, no assurance can be given that the use of these instruments will achieve this result. Any or all of these investment techniques may be used at any time. The ability of the Fund to utilize these derivative instruments successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets used as collateral for its derivatives transactions. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which the Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) or ordinary income than if it had not used such instruments. To the extent that the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

As noted above, although the Adviser may seek to use derivatives transactions to achieve the Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result, including because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. The Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation. For example, the correlation between the price movement of a futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. See the section entitled, “Index Futures Contracts” for more information.

Price movement correlation in derivatives transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying instruments, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying instruments.

Income earned by the Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities. However, that gain, to the extent not offset by losses, will be distributed o eliminate Fund level tax, resulting in a distribution of the portion of the Fund value so preserved via such options transactions.

The value of the Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. For example, when the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

In the case of OTC derivative transactions, the Fund is exposed to additional risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing member and the central clearing house itself. See the section entitled “Credit/Counterparty Risk” below for additional information.

Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In addition, other types of swaps are capable of being cleared on a voluntary basis. Under some circumstances, centrally cleared derivative arrangements are less favorable to the Fund than bilateral arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing member may provide that the clearing member will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and the clearing member is developed by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Certain derivatives transactions are required to be (or are capable of being) executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing even if done on a voluntary basis. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The derivatives markets of some foreign countries are small compared to those of the United States and consequently are characterized in some cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements and regulatory controls, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments. See the section “Foreign Securities” in the Prospectus.

Credit/Counterparty Risk

The Fund will be exposed to the credit/counterparty risk of the counterparties with which it trades, or the brokers, dealers and exchanges through which it trades, whether it engages in exchange traded or off-exchange transactions. Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to the Fund. To the extent the Fund engages in cleared derivatives transactions (including futures contracts, options on futures contracts and cleared swaps), it will be subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position. If the Fund engages in cleared futures transactions, it will also be exposed to the credit/counterparty risk of the clearing member through which it holds such positions including in respect of futures contracts, options on futures contracts and cleared swaps, its futures commission merchant, (“FCM”). If the Fund’s FCM or clearing member (as applicable) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearing house fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s customer accounts by account class, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). It is possible that the Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to the Fund. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate recordkeeping, inadequate controls on customer trading and inadequate customer capital. Similar requirements, restrictions and risks apply to clearing members as well. In addition, in the event of the bankruptcy or insolvency of a clearing house, the Fund might experience a loss of funds deposited through its FCM or clearing member (as applicable) as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.

The Fund may also engage in bilateral OTC derivative transactions, which are not centrally cleared. Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Fund is subject to increased risk that a counterparty will not perform its obligations under the contracts. Although the Fund intends to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral or that the counterparty may default. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. As described in the Prospectus and this Statement, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency.

Credit/counterparty risk with respect to derivatives is also being affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and, as described above, a party to a cleared derivatives transaction is subject to the credit/counterparty risk of the clearing house and the FCM clearing member through which it holds its cleared position, rather than the credit/counterparty risk of its original counterparty to the derivatives transaction. Credit/counterparty risk of market participants with respect to centrally cleared derivatives is concentrated in a few clearing houses and increasingly fewer clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, maintain accurate records, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member

The Fund may enter into derivatives transactions, repurchase transactions and short sale transactions with a single counterparty or with counterparties that are affiliated with one another. In such an arrangement, the Fund may have significant exposure to that counterparty and the Fund’s credit/counterparty risk will be heightened. The Fund’s derivative counterparties generally will have broad discretion to establish margin requirements for the Fund’s derivative positions, and may be able to change such margin requirements at any time.

The Fund is subject to the risk that issuers of the instruments in which the Fund invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments and any derivatives whose value is based on such instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Advisor believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Risk of Government Regulation of Derivatives

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. For example, the U.S. government enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Various U.S. regulatory agencies have implemented and are continuing to implement rules and regulations prescribed by the Dodd-Frank Act. The European Union, the United Kingdom, and various other jurisdictions have also implemented and continue to implement similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. It is impossible to fully predict the ultimate effects of legislation and regulation in this area but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies. In particular, the Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. Similar regulations have been and are being adopted in other jurisdictions around the world.

These and other rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement for certain swaps has generally increased the costs of derivatives transactions subject to the requirement, since customers have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members and their affiliates raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members and their affiliates. These rules and regulations are evolving, so their potential impact on the Fund and the financial system are not yet known. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) governs the use of derivative investments and certain financing transactions by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance.

Additionally, special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions may result in increased uncertainty about credit/counterparty risk and may also limit the ability of the Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency, (or similar designation), the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such special resolution regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Event-Linked Bonds

The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund will be entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. In addition to the specified trigger events, event-linked bonds also may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Most event-linked bonds are rated below investment-grade, but event-linked bonds also may be unrated.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-Linked Swaps

The Fund may obtain event-linked exposure by investing in event-linked swaps. Similar to an event-linked bond, the occurrence of trigger events causes a party to lose some or all of the amount invested in the swap. For example, if a trigger event occurs, the Fund may lose the swap’s notional amount. Trigger events include hurricanes, earthquakes and weather-related phenomena. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally unsecured debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, adjusted to reflect the performance of the relevant benchmark or strategy factor(s). ETNs generally do not make periodic coupon payments or provide principal protection. ETNs are subject to credit/counterparty risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, notwithstanding the performance of the underlying market benchmark or strategy. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

The market price and return of the ETN may not correspond with that of the underlying benchmark or strategy. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities or other components underlying the market benchmark or strategy that the ETN seeks to track. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

The returns of some ETNs may be leveraged. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. ETNs can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at an advantageous price. ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. The tax treatment of income and gains from ETNs is not settled. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid a fund-level tax.

Inflation-Linked and Inflation-Indexed Securities

The Fund may invest in inflation-linked and -indexed securities. Inflation-linked and -indexed securities are fixed-income securities whose principal values are adjusted periodically according to the rate of inflation. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked and -indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked and -indexed securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked and -indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked and -indexed securities. If inflation is lower than expected during a period in which the Fund holds inflation-linked or -indexed securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked and -indexed securities may not be protected to the extent the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked or -indexed security will accurately measure the real rate of inflation in the prices of goods and services. The Fund may invest in inflation-linked and -indexed securities issued by the Japanese government. Inflation-linked and -indexed securities issued by the Japanese government will be subject to the risks described in the section “Foreign Securities” in the Prospectus. Inflation-linked and -indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” in the Prospectus for additional information) but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

The Fund’s investments in inflation-linked and -indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for eligibility to be treated as a RIC under the Code.

Loans to Venture Capital-Backed Companies

The Fund may invest in loans to companies that are backed by venture capital firms. Such companies are often not yet profitable and may be in a weaker financial position than larger publicly-owned companies. Some of these companies also cannot obtain financing from public capital markets or traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies may pose a higher default risk than loans made to companies that have access to traditional credit sources. Typically, the debt of venture capital-backed companies in which the Fund may invest is not initially rated by any rating agency; however, the Adviser believes that if such investments were rated, they would be below investment-grade.

Municipal Obligations

The Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current U.S. federal income tax laws place substantial limitations on the size of these issues. The Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are revenue bonds that are issued by municipalities and other public authorities to finance development of industrial or other facilities for use by private enterprise. The private enterprise (and/or any guarantor) pays the principal and interest on the bond; the user does not pledge its faith, credit and taxing power for repayment. The credit and quality of private activity bonds are usually tied to the credit of the corporate user of the facilities. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Other types of municipal securities include short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the Fund may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the Fund.

Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

A fund that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of its Adviser. Recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. Reduced liquidity in the secondary market for municipal bonds may have an adverse impact on the market price of such bonds and on the Fund’s ability to sell such bonds in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Local and national market forces–such as declines in real estate prices and general business activity–may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. The recent economic downturn and budgetary constraints have made municipal bonds more susceptible to downgrade, default and bankruptcy. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. In addition, difficulties in the municipal bond markets could result in increased liquidity risk, volatility risk and credit/counterparty risk, and a decrease in the number of municipal bond investment opportunities. The perceived increased likelihood of default among issuers of municipal bonds has resulted in reduced liquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in municipal bonds.

The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. These legal uncertainties could affect the municipal bond market as a whole, certain specific sectors of the market, or the credit rating of particular securities.

Privatizations

The Fund may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the governments have historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Fund, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Securities Lending

The Fund may lend a portion of its portfolio securities to brokers, dealers, financial institutions or other borrows under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. If the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. These fees or interest are income to the Fund, although the Fund often must share a portion of the income with the securities lending agent and/or the borrower. The Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the Adviser) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the Adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Fund pays various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit/counterparty risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering or applying the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Additionally, the SEC recently adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names). Compliance with the rule is expected to be required in early 2026. The rule’s requirements impose significant operational and compliance burdens on securities lending market participants and may limit the Fund’s ability to execute certain investment strategies and/or have a material adverse effect on the Fund’s ability to generate returns.

Short Sales

The Fund may enter into short sales of securities. To sell a security short, the Fund must borrow that security from a lender, such as a prime broker, and deliver it to the short sale counterparty. If the Fund is unable to borrow the security it wishes to sell short at an advantageous time or price, the Fund’s ability to pursue its short sale strategy may be adversely affected. When closing out a short position, the Fund will have to purchase the security it originally sold short. The Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; the Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes the Fund to potentially unlimited losses if it does not hold the security sold short.

While short sales can be used to further the Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. Under adverse market conditions, the Fund may have difficulty purchasing the securities required to meet its short sale delivery obligations, and may have to sell portfolio securities at a disadvantageous time or price to raise the funds necessary to meet its short sale obligations. If a request to return the borrowed securities occurs at a time when other short sellers of those same securities are receiving similar requests, a “short squeeze” can occur, and the Fund may be forced to replace the borrowed securities with purchases on the open market at a disadvantageous time, potentially at a cost that significantly exceeds the original short sale proceeds originally received in selling the securities short. It is possible that the value of the Fund’s long positions will decrease at the same time that the value of its short positions increases, which could increase losses to the Fund.

Ordinarily, the Fund will incur a fee or pay a premium to borrow securities, may also be required to pay interest and other charges, and will have to repay the lender any dividends or interest that accrue on the security while the loan is outstanding. The amount of the premium, dividends, interest and other expenses the Fund pays in connection with the short sale will decrease the amount of any gain from a short sale and increase the amount of any loss.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. The prime broker(s) through which the Fund enters into short sale transactions has broad discretion to establish margin requirements for the Fund’s short positions, and may change such margin requirements at any time. Certain provisions of the Code may limit the degree to which the Fund is able to enter into short sales. There is no limitation on the amount of the Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. The Fund is subject to credit/counterparty risk in connection with short sale transactions entered into through a prime broker. To the extent that the Fund uses a single prime broker, this risk will be magnified. If the Fund’s prime broker becomes insolvent or otherwise fails to perform its obligations, the Fund may not be able to recover amounts owed to it in connection with its short positions, or may experience a significant delay and/or incur significant costs in recovering such amounts.

The SEC and certain other global regulators in jurisdictions in which the Fund may trade have in the past adopted (and may in the future adopt) rules requiring reporting of all short positions above a certain de minimis threshold. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategies. Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans and restrictions may make it impossible or more difficult for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Sovereign Debt

The Fund may invest in sovereign and other debt securities issued by foreign governments and their respective sub-divisions, agencies or instrumentalities, government-sponsored enterprises and supranational government entities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

“Stripped” Securities

The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative instruments. See the section “Derivative Instruments.”

Supranational Entities

Fund may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the sections “Foreign Securities” and “Foreign Currency Transactions” in the Prospectus.

Synthetic Securities

Incidental to other transactions in fixed-income securities and/or for investment purposes, the Fund also may combine options on securities with cash, cash equivalent investments or other fixed-income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). The Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit/counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

Tax-Exempt Securities

The Fund may invest in tax-exempt securities (“Tax-Exempt Securities”), which are debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income taxation. The Fund does not expect to qualify to pass through to shareholders the tax-exempt character of interest paid on Tax-Exempt Securities.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the Tax-Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but the Fund’s Adviser will consider such an event as part of its normal, ongoing review of all of the Fund’s portfolio securities.

Tax-Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Fund and the value of the Fund’s portfolio could be materially affected, in which event such the Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

Trust Preferred Securities

The Fund may also purchase trust preferred securities, which have characteristics of both subordinated debt and preferred stock. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of a corporate parent. These securities generally have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions that afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities often have the right to defer interest payments for a period of time.

Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act or otherwise subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. If the parent company defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Fund may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Adviser will commit to purchase such securities only with the intention of actually acquiring the securities, but the Adviser may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when the Adviser is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Fund may not:

*(1)

Purchase any security if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, securities (including mortgage-related and other asset-backed securities) that are issued or guaranteed by the U.S. government, its agencies, instrumentalities and sponsored entities do not represent investments in any industry or group of industries. For purposes of this restriction, the Fund will associate, to the extent practicable, each privately issued mortgage-related and other asset-backed security held by the Fund with a particular “industry” associated with the type(s) of assets that collateralize the asset-backed security, as determined by Loomis Sayles.

*(2)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The Fund may:

*(3)	Make short sales of securities, maintain short positions and purchase securities on margin to the maximum extent permitted by applicable law.

*†(4)	Borrow money to the maximum extent permitted by applicable law.

*(5)	Make loans to the maximum extent permitted by applicable law.

*(6)

Purchase and sell real estate to the maximum extent permitted by applicable law, including by purchasing securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and by acquiring and disposing of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase and sell commodities to the maximum extent permitted by applicable law.

*(8)	Issue senior securities to the maximum extent permitted by applicable law.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit and credit-related instruments. For purposes of this 80% policy, “credit and credit-related instruments” refers to a broad range of U.S. and foreign public and private fixed income investments, including, but not limited to, corporate issues (including convertible securities), mortgage-related and asset-backed securities, structured notes, credit default swaps, bank loans, and other structured securities; preferred equity; debt securities; and government securities (including U.S., foreign, state, and municipal government securities). The Fund is non-diversified. As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

General Notes on Investment Restrictions

With respect to restrictions on borrowing, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowing constitutes “senior securities.” In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to the Fund, the Fund may borrow money from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in any event that such asset coverage shall at any time fall below 300%, the Fund shall, within three business days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Where applicable, the foregoing investment restrictions shall be interpreted based upon rules, no-action letters and other pronouncements of the staff of the SEC. In connection with its compliance with Rule 18f-4 under the 1940 Act, the Fund may treat all reverse repurchase transactions and similar financing transactions as derivatives transactions subject to the requirements of Rule 18f-4 or treat all reverse repurchase transactions and similar financing transactions as senior securities subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

With respect to limitations on industry concentration as disclosed in this Statement, the Fund applies such policies to direct investments in the securities of issuers in a particular industry, as determined by the Adviser. Even if the Fund may not invest more than 25% of its total assets in any one industry, the Fund may invest in a number of similar industries that could roll up to a broad sector.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. The Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when the Fund’s Adviser believes that portfolio changes are appropriate.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic, market and other conditions.

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Trustees (the “Board”), which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees of the Board (the “Trustees”) meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

The table below provides certain information regarding the Trustees and officers of the Fund. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those Trustees who are “interested persons,” as defined in the 1940 Act, of the Fund.

The following table provides information about the members of the Board including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	36 Director, Burlington Stores, Inc. (retail); Director, Rue La La, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Chairperson of the Audit Committee	Retired	36 Director, Ardian Access LLC (investment management/private markets industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)

Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	36 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	36 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Partner, STEP Partners, LLC (private equity)	36 Director, Candidly (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as Chief Executive Officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board since 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Retired; formerly, Professor of Finance at Babson College	36 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the SEC; academic experience; training as an economist

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)	36 Advisor/Risk Management Committee, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust)	Significant experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Executive Consultant for Finance & Administration, Dartmouth’s Geisel School of Medicine; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	36 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	36 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis Sayles

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

David L. Giunta[3] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust I, Executive Vice President of Loomis Sayles Funds I and President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	36 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

Marina Gross[5] (1976)	Trustee since 2024	Executive Vice President - Head of Solutions, US, Natixis Investment Managers	36 None	Experience as Executive Vice President - Head of Solutions, US, Natixis Investment Managers

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]

The Trustees of the Fund serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Natixis ETF Trusts”) and Loomis Sayles Credit Income Opportunities Fund (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Fund because he holds the following positions with an affiliated person of the Fund: President and Chief Executive Officer, Natixis Advisors, LLC, and Natixis Distribution, LLC.

[5]

Ms. Gross is deemed an “interested person” of the Trusts because she holds the following position with an affiliated person of the Trusts: Executive Vice President and Head of Solutions, US, Natixis Investment Managers.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE FUND

Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2025	Senior Vice President, Natixis Advisors and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; and, Assistant Treasurer of the Fund Complex

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2022 Since 2025	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022)

[1]

Each officer of the Fund serves for an indefinite term in accordance with the Fund’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC , Natixis Advisors, LLC or Loomis Sayles are omitted if not materially different from an officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of twelve Trustees, nine of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the three standing committees of the Fund, the Audit Committee, the Contract Review Committee and the Governance Committee, all of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

The Contract Review Committee of the Fund consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, LLC (“Natixis Advisors”), Natixis Distribution, LLC (the “Distributor”) or their affiliates and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between the Fund’s Adviser and the Fund. During the fiscal year ended September 30, 2025, this committee held five meetings.

The Governance Committee of the Fund consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Fund, Natixis Advisors, LLC, 888 Boylston Street, Suite 800, Boston, MA 02199. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications. During the fiscal year ended September 30, 2025, this committee held four meetings.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. The Governance Committee, however, believes that the Board as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, financial expertise, gender, ethnicity, age and other individual qualities and attributes, such considerations will vary based on the Board’s existing composition. The Governance Committee has adopted a diversity policy pursuant to which the committee, through its nomination and evaluation process, will seek to maintain a well-rounded and diverse Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders. The Governance Committee conducts an annual self-assessment and will consider the effectiveness of its diversity policy as part of this process.

In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the mutual fund industry and/or any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Fund; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Fund and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill director fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Fund; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Fund consists solely of Independent Trustees and considers matters relating to the scope and results of the Fund’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2025, this committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee
Richard A. Goglia – Chairperson	Maureen B. Mitchell – Chairperson	Martin T. Meehan – Chairperson
James P. Palermo	Edmond J. English	James P. Palermo
Cynthia L. Walker	Martin T. Meehan	Kirk A. Sykes
	Kirk A. Sykes	Cynthia L. Walker

As chairperson of the Board of Trustees, Mr. Sirri is an ex officio member of each committee.

Board’s Role in Risk Oversight of the Fund

The Board’s role is one of oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Board seeks to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the Trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Fund, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including the Adviser, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Fund’s compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Fund’s service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes her review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of the date of this Statement, the Fund has not yet publicly offered its shares and therefore the Trustees did not own shares of the Fund.

As of December 31, 2025, the Trustees had the following ownership in the funds in the Fund Complex:

Dollar Range of Fund Shares[1]	Edmond J. English[2]	Richard A. Goglia[2]	Martin T. Meehan[2]	Maureen B. Mitchell	James P. Palermo[2]	Erik R. Sirri[2]	Peter J. Smail[3]	Kirk A. Sykes	Cynthia L. Walker[2]
Loomis Sayles Credit Income Opportunities Fund	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E	E	E	E	E	E	D	E

[1]	A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001—$100,000

E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.
[3]	Mr. Smail retired as a Trustee effective May 1, 2026.

Interested Trustees:

Dollar Range of Fund Shares[1]	Kevin P. Charleston	David L. Giunta	Marina Gross
Loomis Sayles Credit Income Opportunities Fund	A	A	A
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E	E

[1]	A. None

B. $1—10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

As of December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, the Distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Trustee Fees

The Fund pays no compensation to its officers or to Trustees who are employees, officers or directors of Natixis Advisors, the Distributor or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $410,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that he attends. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $235,000. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, the Chairperson of the Audit Committee and the Chairperson of the Contract Review Committee receive an additional retainer fee at an annual rate of $30,000. The Chairperson of the Governance Committee receives an additional retainer fee at an annual rate of $20,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each committee meeting that he or she attends. These fees are allocated among the funds in the Fund Complex based on a formula that takes into account, among other factors, the relative net assets of each fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

During the fiscal year ended September 30, 2025, the Trustees received the amounts set forth in the following table for serving as a trustee of the Fund and for also serving as Trustees of the Fund Complex. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2025

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[1]
Independent Trustees
Edmond J. English	$0	$0	$0	$307,500
Richard A. Goglia	$0	$0	$0	$336,250
Martin T. Meehan	$0	$0	$0	$337,500
Maureen B. Mitchell	$0	$0	$0	$336,250
James P. Palermo	$0	$0	$0	$317,500
Erik R. Sirri	$0	$0	$0	$407,500
Peter J. Smail[2]	$0	$0	$0	$307,500
Kirk A. Sykes	$0	$0	$0	$317,500
Cynthia L. Walker	$0	$0	$0	$317,500
Interested Trustees
Kevin P. Charleston	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0
Marina Gross	$0	$0	$0	$0

[1]

Total Compensation represents amounts paid during the fiscal year ended September 30, 2025 to a Trustee for serving on the board of eight (8) trusts with a total of thirty-six (36) funds as of September 30, 2025.

[2]	Mr. Smail retired as a Trustee effective May 1, 2026

The Fund Complex does not provide pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in the Fund selected by the Trustee on the normal payment date for such fees.

Management Ownership

As of the date of this Statement, the Fund has not yet publicly offered its shares and, therefore, the officers and Trustees of the Fund collectively owned less than 1% of the then outstanding shares of the Fund.

Code of Ethics.

The Fund, the Adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available, from the SEC at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

Proxy Voting Policies.

The Board has adopted the Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by the Fund. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser.

Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by Loomis Sayles in a prudent manner in accordance with the Procedures and the proxy voting policies. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders are generally voted “against.” The Procedures, as implemented by the Loomis Sayles Proxy Committee (the “Proxy Committee”), are intended to support good corporate governance, including those corporate practices that address environmental and social issues, in all cases with the objective of protecting the Fund’s interests and maximizing its shareholders’ value. Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Fund in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, Loomis Sayles shall make available to the Fund, or Natixis Advisors, the Fund’s administrator, the records and information maintained by Loomis Sayles under the Procedures.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Each of Loomis Sayles’ Proxy Voting Services provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Services’ own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security, and will be voted in the best investment interests of the fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include the following: (1) the development, authorization, implementation and updating of the Loomis Sayles’ Proxy Voting Policies and Procedures (“Procedures”), including an annual review of the Procedures, existing voting guidelines, and the proxy voting process in general; (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate, and periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests; and (3) engagement and oversight of third-party vendors, including determining and periodically reassessing whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues, providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients, receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established policies and procedures to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions, or recommendations from or about the opposing position on any proposal.

Information regarding how the Fund voted proxies related to its respective portfolio securities during the 12-month period ended June 30 will be available without charge (i) through the Fund’s website, www.loomissayles.com, and (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of March 13, 2026, Natixis Investment Managers, LLC owned 100% of the outstanding Shares of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

Ownership of shares of the Fund may be concentrated in one or a few large investors. The Fund may experience large and/or frequent redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of a large shareholder transaction, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large shareholder transaction could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Large shareholder transactions may increase realized capital gains, including short-term capital gains taxable as ordinary income for shareholders who hold Fund shares in a taxable account, which may accelerate the realization of taxable income to shareholders and may limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. The impact of these transactions is likely to be greater when a fund of funds or other significant investor or a large number of investors purchases, redeems, or owns a substantial portion of the Fund’s shares. Furthermore, large redemptions could also result in the Fund failing to comply with its investment restrictions or relevant regulatory requirements. When possible, the Fund’s Adviser will consider how to minimize these potential adverse effects and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement. The Fund’s advisory agreement with Loomis Sayles provides that the Adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies.

The Fund pays all expenses not borne by the Adviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accounting firm, legal counsel for the Fund, legal counsel for the Fund’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Adviser, or its affiliates, other than affiliated registered investment companies, investment related expenses including commitment fees, interest and structuring costs for borrowing and line(s) of credit, and the Fund’s proportionate share of expenses related to co-investments.

The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice. The advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.25% of the average daily managed assets. “Average daily managed assets” means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Because the management fees paid to Loomis Sayles by the Fund are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Loomis Sayles will be higher (and Loomis Sayles will be benefited to that extent) when leverage is utilized. Loomis Sayles will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Because the Fund is newly organized, no fees were paid to the Adviser pursuant to the Advisory Agreement in any prior fiscal year.

Loomis Sayles has given a binding contractual undertaking to all shares of the Fund to waive a portion of its Management Fee to 0.85% of the average daily managed assets for the first twelve months following the date of the commencement of the Fund’s operations. Loomis Sayles has also given a binding contractual undertaking to all Shares of the Fund to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s total annual fund operating expenses, to the extent that these amounts exceed 0.15% for the first twelve months following the date of the commencement of the Fund’s operations and 0.34% thereafter of the Fund’s average daily net assets for Class A and Institutional Class Shares, exclusive of (i) management fees, (ii) distribution and/or service fees, (iii) expenses directly related to the costs of making investments (e.g., expenses that, in Loomis Sayles’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments or prospective potential investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, commitment fees, debit balances and margin fees, clearing and settlement charges, recordkeeping, interest expenses, investment-related travel and lodging expenses and research-related expenses, other due diligence expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts, interest and structuring costs for borrowing and line(s) of credit, the Fund’s proportionate share of expenses related to co-investments, (iv) acquired fund fees and expenses, and (v) extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2029, may be terminated before then only with the consent of the Board and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below applicable expense limitations for Class A and Institutional Class Shares. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees and expenses more than 3 years from the date such fee/expense was waived/reimbursed. The Fund may make repayments to Loomis Sayles only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense limitation in place at the time such amounts were waived; and (ii) the Fund’s current expense limitation.

Information About the Organization and Ownership of the Adviser of the Fund

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is owned by Natixis Investment Managers, the holding company for the North American asset management business (“NATIXIS IM-NA”).

NATIXIS IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 7 promenade Germaine Sablon, 75013 Paris, France. The registered address of BPCE is 7 promenade Germaine Sablon, 75013 Paris, France.

The 7 principal subsidiary or affiliated asset management firms of NATIXIS IM-NA collectively had over $716.1 billion in assets under management or administration as of December 31, 2025.

Distribution Agreement. Pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), Natixis Distribution, LLC, 888 Boylston St., Suite 800, Boston, Massachusetts 02199, serves as the general distributor and principal underwriter of shares of the Fund. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the funds available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders and providing compensation to underwriters, broker-dealers and sales personnel. The Distributor currently is not paid a fee for serving as Distributor for the Fund.

The Distribution Agreement was approved by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days’ written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” of the Fund, (as defined in the 1940 Act.) The Distribution Agreement also may be terminated by the Distributor on 90 days’ written notice to the Fund, and the Distribution Agreement automatically terminates in the event of its “assignment,” (as defined in the 1940 Act.) In each such case, such termination will be without payment of any penalty.

The Distribution Agreement will continue in effect for successive one-year periods with respect to the funds, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the funds and (ii) by the vote of a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Fund or the Distributor, in each case cast in person at a meeting called for that purpose.

The Fund and the Adviser have been granted exemptive relief from the SEC to, among other things, (i) designate multiple classes of shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the dividend of the shares of the particular class. Under the exemptive relief, Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

Distribution and Servicing Plan. The Fund has adopted a distribution and servicing plan for the Class A Shares of the Fund. The distribution and servicing plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees. The distribution and servicing plan permits the Fund to compensate the Distributor for providing or procuring through financial firms distribution, administrative, recordkeeping, shareholder and/or related services with respect to Class A Shares. Most or all of the distribution and/or service fees are paid to financial firms through which shareholders may purchase or hold Class A Shares. Because these fees are paid out of the Fund’s Class A Share assets on an ongoing basis, over time they will increase the cost of an investment in Class A Shares and may cost you more than other sales charges.

The maximum annual rates at which the distribution and/or servicing fee may be paid under the distribution and servicing plan (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares) is 0.50%.

Payments under the distribution and/or servicing plan may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

Because the Fund is newly organized, the Fund did not pay any distribution and/or service fees in a prior fiscal year.

The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Fund in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Fund’s Adviser and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm. Under these programs, the Distributor may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Fund. These services may include, but are not limited to, shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. The Distributor is reimbursed by the Fund for all or a portion of any fees paid to intermediaries by the Distributor on behalf of the Fund.

Additional Payments

The Distributor, the Adviser and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any fees paid or reimbursed by the Fund. These payments may include: (i) additional compensation with respect to the sale and/or servicing of Institutional Class and Class A Shares, (ii) payments based upon various factors, as described below, and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder recordkeeping, sub transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets. Among others, an affiliate of the Adviser has agreed to pay an annual fee for marketing support services to Equitable Advisors, LLC (formerly known as AXA Advisors, LLC). In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences (e.g., due diligence meetings held for training and educational purposes). The Distributor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Adviser. The payments described in (iii) above may be based on sales and/or the amount of assets a financial intermediary’s clients have invested in the Fund. The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

Administrative Services. Natixis Advisors performs certain accounting and administrative services for the Fund, pursuant to an administrative services agreement dated January 3, 2005 as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities, and (iv) consultation and legal advice on Fund-related matters.

Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Fund, and Ultimus Fund Solutions, LLC (“Ultimus”), whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Ultimus acts as shareholder servicing and transfer and dividend paying agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares. Ultimus also processes investor subscriptions and repurchases.

Custodial Arrangements. State Street Bank and Trust Company (“State Street”), located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016 is the Fund’s custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total NAV, total net income and NAV per share of each class of the Fund on a daily basis.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, located at 101 Seaport Blvd., Boston, MA 02210. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

Dividend Disbursement Agent. Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the Fund’s Dividend Paying Agent.

Counsel to the Fund. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Fund.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2025, the portfolio managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Matthew Eagan	18	$38.4 billion	0	$0	37	$13.4 billion	0	$0	105	$31.1 billion	3	$354.8 million
Peter Sheehan	5	$1.1 billion	0	$0	23	$1.6 billion	0	$0	36	$5.4 billion	1	$354.8 million
Eric Williams	4	$1.0 billion	0	$0	23	$1.6 billion	0	$0	31	$5.2 billion	3	$354.8 million

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, the Adviser strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, the Adviser makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objectives, investment guidelines and restrictions, the availability of other comparable investment opportunities, and the Adviser’s desire to treat all accounts fairly and equitably over time. The Adviser has adopted policies and procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that the Adviser will treat all accounts identically. For more information on how the Adviser allocates investment opportunities between the Fund and their other clients, see the section “Allocation of Investment Opportunity Among the Fund and Other Accounts Managed by the Adviser; Cross Relationships of Officers and Trustees” in this Statement. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

In addition, certain of Natixis Advisors’ or Loomis Sayles’ affiliates (the “Seed Investors”) may in the future make seed investments in the Fund. Natixis Advisors or its affiliates may benefit economically from profits earned by such Seed Investors, in addition to the fees that Natixis Advisors and its affiliates directly earn from investment management clients. This poses the risk of potential conflicts of interest for Natixis Advisors and its affiliates in its recommendations to its clients. To mitigate this conflict, Natixis Advisors and its affiliates will take steps to maintain the objectivity of Natixis Advisors and its affiliates.

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2025.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio managers working on several product teams receive a final score based on the relative revenue weight of each product.

Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Firm profitability, and/or investment performance.

General

The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan (“LTIP”) segments to attract and retain investment talent.

For the senior-most investment roles, a, LTIP provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third LTIP are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of Fund Shares

The Fund is newly formed and, as of the date of this Statement, the portfolio managers did not own any shares of the Fund.

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match the portfolio manager’s personal investment objective. In addition, portfolio managers may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Fund.

Allocation of Investment Opportunity among Series of the Natixis Funds Trusts and Loomis Sayles Funds Trusts and Other Accounts Managed by the Adviser

Loomis Sayles has organized its business into two investment teams: the Fixed Income Group and the Equity Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which a fund (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for the Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant fund. The goal of Loomis Sayles’ policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy or fee arrangements. These policies include those addressing the fair allocation of investment opportunities across client accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Fixed Income Securities

In placing orders for the purchase and sale of securities, Loomis Sayles selects only brokers and dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge spreads, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the Fund.

Equity Securities

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. See the section entitled “Commissions and Other Factors in Broker or Dealer Selection” below. Loomis Sayles may place orders for the Fund which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

As discussed in more detail below, Loomis Sayles’ receipt of brokerage and research products may sometimes be a factor in the Loomis Sayles’ selection of a broker or dealer to execute transactions for the Fund, subject to Loomis Sayles’ duty to seek best execution of the transactions. Such brokerage and research services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as “soft dollars”).

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (“ECN”), Alternative Trading System (“ATS”) or other execution systems that in Loomis Sayles’ opinion can provide the best overall net results for its clients. Equity securities may also be purchased from underwriters at prices which include underwriting fees.

Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, OTC transactions incorporate any commission within the bid/ask spread.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions, if any, paid on client portfolio transactions by reference to such data. In making this evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.

Soft Dollars

First and foremost, Loomis Sayles recognizes that it has a fiduciary duty to seek best execution of its clients’ transactions. Brokerage trading activity is an essential factor in accessing Wall Street and third-party firm research, and Loomis Sayles acquires research and research services with the commission charged on its equity clients’ transactions (i.e., soft dollars). In connection with Loomis Sayles’ use of soft dollars, a client’s account may pay a broker-dealer an amount of commission for effecting a transaction for the client’s account in excess of the amount of commission it or another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles’ overall responsibilities with respect to the accounts as to which Loomis Sayles exercises investment discretion.

For purposes of this soft dollars discussion, the term “commission” includes commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate soft dollars on fixed- income transactions. Furthermore, Loomis Sayles has unbundled its equity commissions to separate the execution and research components of a commission. Loomis Sayles’ traders are diligent in ensuring that the firm’s average cost per share is appropriate, in consideration of the number and types of securities being purchased and sold and the various services rendered by broker-dealers, and well within recognized industry ranges of $.005-$.04 per share.

Loomis Sayles will only acquire research and brokerage products and services with soft dollars if they qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that may provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include (a) products and services created by such broker-dealer (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles’ Chief Compliance Officer.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use. As of the date of this Statement, there are no mixed-use services being provided to Loomis Sayles.

The research services purchased with the Fund’s commissions are not necessarily for the exclusive benefit of the particular Fund, but rather for the benefit of the funds/clients in the same product (e.g., Large Cap Growth). The soft dollar commissions of an account in one product are not used for the benefit of a product managed by a different investment team. Soft dollars that are generated in a given quarter/year that are not used to be acquired research in that quarter/year may be carried over to the following quarter/year to be used at a later time.

With very limited exceptions, all of Loomis Sayles’ clients generate soft dollars. However, some clients do not generate soft dollar commissions, such as Managed Account Program clients, clients with directed brokerage or zero commission arrangements (which may limit or prevent Loomis Sayles from using such clients’ commissions to pay for research and research services), and clients that prohibit soft dollars, and these clients may still benefit from the research provided to Loomis Sayles in connection with the soft dollar transactions placed for other clients. As a result, certain clients may have more of their commissions directed for research and research services than others.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles does not, however, pay for market data with soft dollars, but rather it pays for such data in hard dollars from its own P&L. In addition, as a result of guidance from UK Financial Conduct Authority, Loomis Sayles pays broker-dealers a “Corporate Access” arrangement fee in hard dollars in connection with the Corporate Access meetings attended by investment team members who manage equity accounts of clients organized in the United Kingdom. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

Client Commission Arrangements

Loomis Sayles has entered into several client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the type of orders Loomis Sayles executes with the CCAs.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers and third-party services from this pool for the research and research services such firms have provided to Loomis Sayles.

These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the 1934 Act, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e).

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has FIX Connectivity, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to provide greater transparency to its clients in their commission reports.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs, ATSs and other electronic systems.

Brokerage Commissions

The Fund is newly formed and thus has not incurred any brokerage commissions as of the date of this Statement.

Regular Broker-Dealers

The Fund is newly formed and thus does not have any holdings of its “regular broker-dealers”1 as of the date of this Statement.

General

Subject to procedures adopted by the Board, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis IM-NA or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund’s dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on, transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

REPURCHASE OF SHARES

In order to provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV subject to approval of the Board. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to shareholders within seven (7) calendar days after the Repurchase Pricing Date. The Fund’s shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its shares. Investors should consider shares of the Fund to be an illiquid investment. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Objectives and Policies—Investment Restrictions” in this Statement.

[1]

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

See “Risks – Repurchase Offers Risk” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Taxes” below.

In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if Loomis Sayles determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investing in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, in each case determined with reference to any capital loss carryforwards) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and

(y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements set forth in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements in (ii) above.

The Fund’s investment strategy will potentially be limited by its intention to qualify and be eligible for treatment as a RIC, and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for such treatment.

Assuming that it qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to satisfy the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for the special tax treatment accorded to RICs under the Code.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and its net tax-exempt income (if any). If the Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amounts retained. The Fund also intends to distribute annually all or substantially all of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). If the Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if the Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year, if any, after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year, if any, after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) of such year plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or November 30 or December 31, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to individuals at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, properly reported dividends of net investment income received by corporate shareholders of the Fund will generally qualify for the dividends received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Fund does not expect a significant portion of its distributions to qualify for treatment as qualified dividend income.

In general, a dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of various provisions of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction. Accordingly, the Fund does not expect a significant portion of its distributions to be eligible for the dividends received deduction.

Distributions by a RIC to its shareholders that the RIC properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A RIC is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

A RIC that receives business interest income may pass through its net business interest income to shareholders for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of Code. A RIC’s total “Section 163(j) Interest Dividends” for a tax year are limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, among other requirements, in order to be eligible to treat a Section 163(j) Interest Dividend as interest income, a shareholder must have held the shares in the Fund on which such dividend is paid for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for U.S. federal income tax purposes, is treated as a loan by the Fund, generally will not constitute qualified dividend income to individual shareholders or be eligible for the dividends-received deduction for corporate shareholders. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends or publicly traded partnership income from the Fund’s investment in a REIT or publicly traded partnership, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or publicly traded partnership directly.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, repurchase, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Fund distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Dividends declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which dividends are declared rather than the calendar year in which they are received.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

A RIC is considered “publicly offered” if its shares are continuously offered pursuant to a public offering, its shares are regularly traded on an established securities exchange, or it has at least 500 shareholders at all times during a taxable year. If the Fund were not treated as a “publicly offered” RIC, certain shareholders (generally, other nonpublicly offered RICs, individuals, and entities that compute their taxable income in the same manner as individuals) would be deemed to receive distributions equal to their allocable shares of certain expenses paid by the Fund.

Very generally, pursuant to Treasury regulations, such expenses would include all expenses of the Fund other than those specific to the Fund’s status as a RIC or separate entity (e.g., registration fees or transfer agency fees). Such deemed distributions of expenses would not be deductible under current law by those direct or indirect shareholders who are individuals (or entities that compute their taxable income in the same manner as an individual).

Sale or Repurchase of Shares

A sale, repurchase or other taxable disposition of Fund shares generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund may make a repurchase offer for its shares (as described in the Prospectus). A repurchase by the Fund of a shareholder’s shares pursuant to a repurchase offer generally will be treated as a sale of the shares by a shareholder giving rise to a gain or loss as described in the preceding paragraph, provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, or (ii) the shareholder tenders fewer than all of the shares it holds or is deemed to hold, and the repurchase is treated either as being “substantially disproportionate” with respect to such shareholder or as being otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the repurchase offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.

In addition, there is a risk that shareholders whose proportionate ownership of the Fund increases as a result of a repurchase offer, including shareholders who do not tender or sell any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the shares of the Fund; if isolated, any such risk is likely remote.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Upon the repurchase of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed. See the Fund’s Prospectus for more information.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the repurchase offer.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Foreign Taxes.

Income, proceeds and gains received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the Fund’s tax year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt shareholders (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Moreover, because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax. In certain cases, these tax implications may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements (to avoid the payment of Fund-level taxes), which also may accelerate the recognition of gain and affect the Fund’s total return.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

Commodity-Linked Derivatives

The Fund’s use of certain commodity-linked instruments and commodity-linked structured notes will potentially be limited by the Fund’s intention to qualify as a RIC, and will potentially bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments, including but not limited to, derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and avoid a fund-level tax. If the Fund’s book income exceeds the sum of its taxable income, including net realized capital gains, and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Exchange-Traded Notes/Structured Notes

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and avoid a fund-level tax.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Gains or losses with respect to the Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss.

Passive Foreign Investment Companies

The Fund may invest in foreign securities and may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, the Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. The Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

Controlled Foreign Corporation

If the Fund holds (directly or indirectly) 10% or more of either the total combined voting power or total value of all securities that are treated as equity for U.S. federal income tax purposes in a controlled foreign corporation (“CFC”), which securities can include both securities referred to for non-tax purposes as equity tranche investments (including certain CLOs) and certain debt tranche investments, the Fund will be treated as a “U.S. shareholder” of such CFC. In general, a foreign corporation is a CFC if more than 50% of all classes of stock of the foreign corporation, measured by reference to combined voting power or value, are owned (directly, indirectly or constructively) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (directly, indirectly or constructively) 10% or more of the combined voting power or value of all classes of stock of a CFC. If the Fund is a U.S. shareholder, the Fund will be treated as receiving, and will be required to take into account in its income, a deemed distribution (taxable as ordinary income) each tax year from such CFC of the Fund’s pro rata share of the CFC’s “subpart F income” for such tax year, whether or not the CFC makes an actual distribution to the Fund during such tax year corresponding to such amounts. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forwards, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund’s subpart F inclusions and GILTI exceed the distributions the Fund receives from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders a sufficient portion of its income and gains to eliminate any tax liability at the Fund level and qualify as a RIC.

Under Treasury regulations, subpart F income, if any, included in the income of a Fund as a result of an investment in a non-U.S. corporation treated as a CFC, will constitute qualifying income to the Fund to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.

REITs, REMICs and TMPs

The Fund’s investments in REIT equity securities may result in the Fund receiving cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

The Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide that excess inclusion income of a RIC generally will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Investments in Other RICs

The Fund’s investments in shares of another fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from such the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC that qualifies as a RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC that qualifies as a RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder may realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on the portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and repurchase proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “U.S. Persons” within the meaning of the Code (“Foreign Persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions attributable to U.S.-source interest income of types similar to those that would not have been subject to U.S. federal income tax if earned directly by an individual Foreign Person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so, and does not intend to report any eligible distributions as short-term capital gain or interest-related dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund unless (i) such gain is effectively connected with the conduct by the Foreign Person of a trade or business within the United States, (ii) in the case of an individual Foreign Person, the Foreign Person is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or redemption, and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to such sale or redemption of shares of the Fund (as described below).

Foreign Persons with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Person within the United States will in general be subject to U.S. federal net income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the holder in the United States. More generally, Foreign Persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Subject to certain exceptions (for example, for the Fund that is a “United States real property holding corporation” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to a beneficial holder of Fund shares who or which is a Foreign Person.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. The Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of Foreign Persons and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund.

In addition, if an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with such repurchase.

Shareholders of the Fund that are Foreign Persons also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund shares.

The Fund generally does not expect that it will be a QIE.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, Foreign Persons must comply with special certification and filing requirements relating to their non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign Persons should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on Foreign investors in order to qualify for an exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Additional Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Dividends, distributions and gains from the sale of the Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

THIRD-PARTY INFORMATION

The Prospectus and this Statement may contain references to third-party copyrights, indexes and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers, LLC or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates’ services, funds or other financial products.

The index information contained in the Prospectus and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third-party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Institutional Class and Class A Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 13, 2026

Loomis Sayles Credit Income Opportunities Fund
ASSETS
Cash	$100,000

TOTAL ASSETS	100,000

NET ASSETS	$100,000

NET ASSETS CONSIST OF:
Paid-in capital	$100,000

NET ASSETS	$100,000

COMPUTATION OF NET ASSET VALUE:
Institutional Class
Net assets	$100,000

Shares of beneficial interest	10,000

Net asset value per share	$10.00

See accompanying Notes to Statements of Assets and Liabilities.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

March 13, 2026

1. Organization. Loomis Sayles Credit Income Opportunities Fund (the “Fund” or, the “Trust”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund operates as an “interval fund” pursuant to which it will conduct quarterly repurchase offers for between 5% to 25% of the Fund’s outstanding common shares of beneficial interest at net asset value. The investment objective of the Fund is a high total rate of return through a combination of current income and capital appreciation.

The Fund is a non-diversified, closed-end management investment company and applies the specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Company”.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

The Fund has had no operations to date other than matters relating to its organization and registration under the 1940 Act. To date, the only capital contribution to the Fund resulted in the issuance to Natixis of 10,000 shares of the Trust at an aggregate purchase price of $100,000 on March 13, 2026. Prior to the capital contribution, all organizational and offering costs were borne by Natixis Advisors, LLC (“Natixis Advisors”) and affiliates.

The Fund currently offers Institutional Class and Class A Shares on a continuous basis. Institutional Class is sold without a sales charge. Class A shares are sold with a maximum front-end sales charge of 3.00%. The minimum initial investment is $5,000 for Institutional Class Shares of the Fund and $5,000 for Class A Shares of the Fund. There is no minimum subsequent investment amount for Institutional Class or Class A Shares of the Fund. The Fund reserves the right to waive investment minimums.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Statement of Assets and Liabilities.

a. Estimates. The Fund’s Statement of Assets and Liabilities follows the accounting and reporting guidelines provided for investment companies and is prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the Statements of Assets and Liabilities. Actual results could differ from those estimates.

b. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

c. Organizational and Offering Costs. All organizational and offering costs of the Trust will be borne by Natixis Advisors and affiliates and will not be subject to future recoupment. As a result, organizational and offering costs are not reflected in the Statement of Assets and Liabilities.

d. Cash. Cash at March 13, 2026 is held on deposit with State Street Bank and Trust, the Fund’s custodian. Cash held by the Fund at March 13, 2026 is not restricted.

3. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Under the terms of the management agreement the Fund will pay to Loomis Sayles, a fee calculated and payable monthly in arrears at the annual rate of 1.25% of the average daily managed assets. “Average daily managed assets” means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Loomis Sayles has contractually agreed to waive a portion of its Management Fee to an annual rate of 0.85% of the average daily managed assets for the first twelve months following the date of the commencement of the Fund’s operations. Loomis Sayles has also given a binding contractual undertaking to all Shares of the Fund to waive its Management Fee and/or reimburse the Fund’s total annual fund operating expenses, exclusive of (i) management fees, (ii) distribution and/or service fees, (iii) expenses directly related to the costs of making investments (e.g., expenses that, in Loomis Sayles’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments or prospective potential investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, commitment fees, debit balances and margin fees, clearing and settlement charges, recordkeeping, interest expenses, investment-related travel and lodging expenses and research-related expenses, other due diligence expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts, interest and structuring costs for borrowing and line(s) of credit, the Fund’s proportionate share of expenses related to co-investments, (iv) acquired fund fees and expenses, and (v) extraordinary expenses, such as litigation and indemnification expenses, to the extent that these amounts exceed 0.15% for the first twelve months following the date of the commencement of the Fund’s operations and 0.34% thereafter of the Fund’s average daily net assets for Institutional Class and Class A Shares. This undertaking is in effect through January 31, 2029, and may be terminated before then only with the consent of the Board of Trustees, and is reevaluated on an annual basis.

Loomis Sayles will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below applicable expense limitations for Institutional Class and Class A Shares. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees and expenses more than 3 years from the date such fee/expense was waived/reimbursed. The Fund may make repayments to Loomis Sayles only if the repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap.

b. Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”) has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”).

Under the Class A Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

c. Administrative Fees. Natixis Advisors provides certain administrative services for the Fund, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”), and contracts with State Street Bank and Trust Company to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

d. Affiliated Ownership. As of March 13, 2026, Natixis held shares of the Fund representing 100% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Fund.

4. Capital Shares. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

5. Subsequent Events. Management has evaluated the events and transactions subsequent to seed date through the date the Statement of Assets and Liabilities was issued and has determined that there were no material events that would require disclosure in the Fund’s Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of Loomis Sayles Credit Income Opportunities Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Loomis Sayles Credit Income Opportunities Fund (the “Fund”) as of March 13, 2026, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of March 13, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

April 8, 2026

We have served as the auditor of one or more investment companies in Natixis Investment Company Complex since at least 1995. We have not been able to determined the specific year we began serving as auditor.